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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: September 21, 1999
                       (Date of earliest event reported)



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                         1-8606                      23-2259884
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
of incorporation)                                            identification no.)


1095 Avenue of the Americas
New York, New York                                           10036
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code:   (212) 395-2121



                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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On September 21, 1999, Bell Atlantic Corporation ("Bell Atlantic") and Vodafone
AirTouch Plc ("Vodafone AirTouch") announced that they had entered into a definitive agreement for the creation of a new wireless business composed of the parties' U. S. wireless assets.

At a meeting with analysts on September 21, 1999, to provide information with regard to the proposed new wireless business, we stated that:

 . in the first year following completion of the merger between Bell Atlantic and GTE Corporation ("GTE"), we estimate that the new wireless business will dilute the combined company's earnings per share, 3% on a cash basis and 7% on a GAAP basis;

 . thereafter, we expect the new wireless business to accelerate combined company EPS growth by more than 100 basis points, so that, in the second year following completion of the Bell Atlantic-GTE merger, we are targeting the combined company's earnings per share growth, excluding merger transition charges, to be 15%-plus;

 . we estimate that next year the Bell Atlantic, Vodafone AirTouch and GTE assets that will eventually comprise the new wireless business will produce revenues of $15.6 billion, EBITDA of $6.1 billion, and net income (pre-goodwill) of $1.7 billion.

Reference is made to the joint press release dated September 21, 1999, issued by Bell Atlantic and Vodafone AirTouch, which is attached as Exhibit 99 and is incorporated herein by reference.


           Cautionary Statement Concerning Forward-looking Statements

In this Current Report on Form 8-K we have made forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements:

 . materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments;

 .  material changes in available technology;

 . the final outcome of federal, state, and local regulatory initiatives and proceedings, including arbitration proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, universal service, and unbundled network element and resale rates;

 . the extent, timing, success, and overall effects of competition from others in the local telephone and toll service markets;

 . the timing and profitability of our entry into the in-region long distance market;

 . the success and expense of our remediation efforts and those of our suppliers, customers, joint ventures, noncontrolled investments, and interconnecting carriers in achieving Year 2000 compliance;
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 .  the timing of, and regulatory or other conditions associated with, the completion of the merger with GTE and our ability to combine operations and obtain revenue enhancements and cost savings following the merger; and

 . the timing of, and regulatory or other conditions associated with, the completion of the wireless joint venture with Vodafone AirTouch, and the ability of the new wireless enterprise to combine operations and obtain revenue enhancements and cost savings.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

99 Press Release, dated September 21, 1999, issued by Bell Atlantic Corporation and Vodafone AirTouch Plc.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                -------------------
                                Doreen A. Toben
                                Vice President - Controller



Date:  September 21, 1999
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                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99 Press Release, dated September 21, 1999, issued by Bell Atlantic Corporation and Vodafone AirTouch Plc.